                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2002


                        SmartForce Public Limited Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Republic of Ireland              000-25674                  Not Applicable
--------------------------------------------------------------------------------
 (State or other juris-            (Commission                  (IRS Employer
diction of incorporation)          File Number)              Identification No.)


20 Industrial Park Drive, Nashua, New Hampshire                     03062
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (603) 324-3000


              900 Chesapeake Drive, Redwood City, California 94063
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 6, 2002, SmartForce Public Limited Company, a public limited liability company organized under the laws of the Republic of Ireland (the "Registrant"), completed a merger with SkillSoft Corporation, a Delaware corporation ("SkillSoft"), pursuant to the Agreement and Plan of Merger, dated as of June 10, 2002 (the "Merger Agreement"), by and among the Registrant, SkillSoft and Slate Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub merged with and into SkillSoft with SkillSoft continuing as the surviving corporation and a wholly-owned subsidiary of the Registrant (the "Merger"). As a result of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of SkillSoft (the "SkillSoft Common Stock") was automatically converted into the right to receive
2.3674 (the "Exchange Ratio") validly issued and fully paid ordinary shares, nominal value Euro 0.11 per share, of the Registrant, with each ordinary share represented by an American Depositary Share of the Registrant (the "SmartForce ADS"). In connection with the Merger, the Registrant also assumed each outstanding option to purchase SkillSoft Common Stock which had been granted under SkillSoft's existing stock option plans. Each such assumed option became an option to purchase that number of SmartForce ADSs as is equal to the number of shares of SkillSoft Common Stock subject to such stock option immediately prior to the Merger multiplied by the Exchange Ratio and rounded down to the nearest whole number, at an exercise price per share equal to the exercise price per share of SkillSoft Common Stock at which such stock option was exercisable immediately prior to the Merger divided by the Exchange Ratio and rounded up to the nearest whole cent.

     Immediately following the Merger and based on the number of shares of SkillSoft Common Stock outstanding as of September 6, 2002, the former stockholders of SkillSoft own approximately 42% of the outstanding shares of the Registrant.

     Pursuant to the Merger Agreement, the Registrant's board of directors was reconstituted to consist of three existing members of the Registrant's board of directors (Gregory M. Priest, James S. Krzywicki and Ferdinand von Prondzynski), three former members of the SkillSoft board of directors (Charles E. Moran, Stewart K.P. Gross and William T. Coleman III) and a seventh individual designated by SkillSoft (P. Howard Edelstein). In addition, Mr. Moran was appointed as President and Chief Executive Officer of the Registrant, and Mr. Priest was appointed as Chairman and Chief Strategy Officer of the Registrant. Also, following the Merger, Thomas J. McDonald, Jerald A. Nine Jr. and Mark A. Townsend of SkillSoft along with two existing officers of the Registrant (Jeffrey N. Newton and Colm Darcy) were appointed as executive officers of the Registrant.

     For accounting purposes, the Merger is accounted for as a reverse acquisition, with SkillSoft as the accounting acquirer. Accordingly, the historical financial statements of SkillSoft will be the historical financial statements of the Registrant, and the assets and liabilities of the Registrant will be accounted for as required under the purchase method of accounting. The results of operations of the Registrant will be included in the financial statements of the merged company from September 6, 2002, the effective date of the Merger.

     The terms of the Merger Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Merger Agreement, neither the Registrant nor any of its affiliates, nor any director or officer of the Registrant or any associate of any such director or officer, had any material relationship with SkillSoft.

     SkillSoft is a provider of e-learning courseware and referenceware for business and IT professionals. The Registrant currently intends to continue to use the tangible assets of SkillSoft constituting plant, equipment or other physical property substantially in the same manner in which they were used by SkillSoft immediately prior to the Merger.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED: Not filed herewith; to be filed by amendment.

     Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by November 22, 2002.

(b) PRO FORMA FINANCIAL INFORMATION: Not filed herewith; to be filed by amendment.

     Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by November 22, 2002.

(c)  EXHIBITS:

Exhibit No.         Description
-----------         -----------

   2.1* Agreement and Plan of Merger, dated as of June 10, 2002, by and among SmartForce Public Limited Company, SkillSoft Corporation and Slate Acquisition Corp. (incorporated by reference herein to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2002).

---------

* The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Item 8. CHANGE IN FISCAL YEAR.

     The Registrant changed its fiscal year end, effective as of the closing of the Merger, from December 31 to January 31, the fiscal year end of SkillSoft, the accounting acquirer. Because SkillSoft is considered the accounting acquirer, no report for a transition period is required. The Registrant's next periodic report will be its Quarterly Report on Form 10-Q for the three months ending October 31, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2002            SMARTFORCE PUBLIC LIMITED COMPANY
                                    (Registrant)


                                    By: /s/ Charles E. Moran
                                        ---------------------------------------
                                        Charles E. Moran
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  2.1* Agreement and Plan of Merger, dated as of June 10, 2002, by and among SmartForce Public Limited Company, SkillSoft Corporation and Slate Acquisition Corp. (incorporated by reference herein to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2002).

---------
* The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.